PROPERTY AND EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2021
Property and Equipment, Net
Property and equipment, net, consists of:

December 31,	2021	2020
Land	$676	$741
Buildings and improvement s	85,857	80,877
Machinery, vehicles, and equipment	108,110	92,577
Computer hardware and software	68,762	62,776
Furniture and fixtures	21,404	19,077

	284,809	256,048
Accumulated depreciation and amortization	(173,790)	(157,823)

	$111,019	$98,225